Exhibit 10.39

Certain identified information has been excluded from this exhibit (indicated by “[***]”) because it is both not material and is the type that the registrant treats as private or confidential.

Execution Version

AMENDMENT NO. 1 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (REVOLVING LOAN)

This AMENDMENT NO. 1 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (REVOLVING LOAN) (this “Agreement”) is made as of January 24, 2023, by and among KEYSTONE DENTAL, INC. (the “Borrower”), KEYSTONE DENTAL HOLDINGS, INC. (“Holdings”), IMPLANT SOLUTIONS PTY LTD., PALTOP ADVANCED DENTAL SOLUTIONS LTD., IOS INNOVATIONS PTY LTD (each individually as a “Guarantor”, and collectively, the “Guarantors”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders, and the Credit Parties have entered into that certain Credit, Security and Guaranty Agreement (Revolving Loan), dated as of June 7, 2022 (the “Original Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B. The Credit Parties have requested, and Agent and all Lenders have agreed, to amend certain provisions of the Original Credit Agreement to, among other things, amend the Floor, certain provisions regarding the Deferred Revolving Loan Origination Fee and certain provisions regarding the Lockbox Account, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and the Credit Parties hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2. Amendments to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Original Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Original Credit Agreement is hereby amended by adding the following definitions in alphabetical order therein:

“First Amendment” shall mean that certain Amendment No. 1 to Credit, Security and Guaranty Agreement (Revolving Loan), dated as of the First Amendment Effective Date, by and among the Credit Parties, Agent and the Lenders.

“First Amendment Effective Date” shall mean January 24, 2023.

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Revolving Loan)

“Lockbox Transition Period” has the meaning ascribed to such term in Section 2.11(b).

(b) Section 1.1 of the Original Credit Agreement is hereby amended by amending and restating the definitions of “Base Rate”, and “Floor”, respectively, as follows:

“Base Rate” means a per annum rate of interest equal to the greater of (a) two and one half percent (2.50%) per annum and (b) a per annum rate of interest equal to the rate of interest announced, from time to time, within Wells Fargo Bank, National Association (“Wells Fargo”) at its principal office in San Francisco as its “prime rate,” with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate; provided, however, that Agent may, upon prior written notice to Borrower, choose a reasonably comparable index or source to use as the basis for the Base Rate.

“Floor” means the rate per annum of interest equal to 2.50%.

(c) Section 2.2(g) of the Original Credit Agreement is hereby amended and restated as follows:

“(g) Deferred Revolving Loan Origination Fee. If Lenders’ funding obligations in respect of the Revolving Loan Commitment under this Agreement terminate or are permanently reduced for any reason (whether by voluntary termination by Borrowers, by reason of the occurrence of an Event of Default or the automatic termination of the Revolving Loan Commitments (including any automatic termination due to the occurrence of an Event of Default described in Section 10.1(f)) or otherwise) prior to the Maturity Date, Borrowers shall pay to Agent on the date of such reduction, for the benefit of all Lenders committed to make Revolving Loans on the Closing Date, a fee as compensation for the costs of such Lenders being prepared to make funds available to Borrowers under this Agreement, equal to an amount determined by multiplying the amount of the Revolving Loan Commitment so terminated or permanently reduced by the following applicable percentage amount: (x) three percent (3.00%) for the first year following the First Amendment Effective Date, (y) two percent (2.00%) for the second year following the First Amendment Effective Date, and (z) and one percent (1.00%) thereafter. All fees payable pursuant to this paragraph shall be deemed fully-earned on of the Closing Date and non-refundable once paid.”

(d) Section 2.11(a) of the Original Credit Agreement is hereby amended and restated as follows:

“(a) By the date that is five (5) Business Days prior to the initial borrowing of the Revolving Loans (or such later date as Agent may agree in writing) (the “Lockbox Activation Date”), a lockbox (the “Lockbox”) and a Lockbox Account with a United States depository institution reasonably acceptable to Agent (the “Lockbox Bank”), subject to the provisions of this Agreement, and shall execute with the Lockbox Bank a Deposit Account Control Agreement and such other agreements related to such Lockbox and/or Lockbox Account as Agent may require. At all times following the Lockbox Transition Period, Borrowers shall ensure that all collections of Accounts are paid directly from Account Debtors (i) into the Lockbox for deposit into the Lockbox Account and/or (ii) directly into the Lockbox Account; provided, however, that unless Agent shall otherwise direct by written notice to Borrowers, Borrowers shall be permitted to cause

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Revolving Loan)

Account Debtors who are individuals to pay Accounts directly to Borrowers, which Borrowers shall then administer and apply in the manner required below. All funds deposited into a Lockbox Account after the Lockbox Activation Date shall be transferred into the Payment Account (or, prior to the time of the initial borrowing of the Revolving Loans, such Deposit Account of Borrower as Agent may direct in its sole discretion) by the close of each Business Day. At all times during the Lockbox Transition Period, Borrower shall ensure that, by the close of business on Friday of each calendar week (commencing with the first full calendar week after the First Amendment Effective Date), all collections received by or on behalf of Borrowers in respect of Accounts prior to such Friday are transferred, pursuant to an irrevocable standing wire instruction, into a Lockbox Account that is subject to a Deposit Account Control Agreement.”

(e) Section 2.11(b) of the Original Credit Agreement is hereby amended and restated as follows:

“(b) By the date that is ninety (90) days after the Lockbox Activation Date (or such later date as Agent may agree in writing) (such period, the “Lockbox Transition Period”), Borrower shall ensure that all Account Debtors are instructed to pay, and all collections are paid, directly into the Lockbox for deposit into the Lockbox Account and/or directly into the Lockbox Account.”

(f) Article 4 of the Original Credit Agreement is hereby amended to add the following new Section 4.19 immediately following the end of Section 4.18 therein:

“Section 4.19 Board Observer Rights. Agent and/or its designees (including any Lender) shall have the right, on behalf of itself and/or the other Lenders, to: (a) receive notice of all meetings (both regular and special) of the board of directors (or other comparable body) and/or the equity holders of each Credit Party, and each committee of any such board of directors (or other comparable body) (such notice to be delivered or mailed to Agent as specified in this Agreement at the same time as notice is given to the members of any such board of directors (or other comparable body) and/or committee and/or equity holders) but in no event later than two (2) Business Days prior to the date of such meeting; (b) be entitled to attend all such meetings (telephonically or in person, at Agent’s or its designee’s discretion) in a nonvoting capacity; (c) receive all notices, information, reports and minutes of meetings, which are furnished (or made available) to the members of any such board of directors (or other comparable body) and/or committee and/or equity holders at the same time and in the same manner as the same is furnished (or made available) to such members, and (d) be entitled to participate in all discussions conducted at such meetings. If any action is proposed to be taken by any such board of directors (or other comparable body) and/or committee by written consent in lieu of a meeting, the applicable Credit Party shall provide written notice thereof to the Agent or its applicable designees, which notice shall describe in reasonable detail the nature and substance of such proposed action and shall be delivered not later than the date upon which any member of any such board of directors (or other comparable body) and/or committee receives the same. Each Credit Party shall provide the Agent or its applicable designees with a copy of each such written consent not later than five (5) Business Days after it has been signed by a sufficient number of signatories to make it effective. Agent or, as applicable, Agent’s designees shall not constitute a member of any such board of directors (or other comparable body) and/or committee and shall not be entitled to vote on any matters presented at meetings of any such board of directors (or other comparable body) and/or committee or to consent to any matter as to which the consent of any such board of directors (or other comparable body) and/or committee shall have been requested. Each Credit Party shall reimburse the Agent

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Revolving Loan)

and/or its designees, as applicable, for all reasonable out-of-pocket expenses incurred in connection with attending such meetings and/or exercising any rights under this Section 4.19. Notwithstanding the foregoing, Agent, and or its designee may be excluded from receiving any such information and materials (or the relevant portions thereof) or from attending such meetings (or the relevant portions thereof) pursuant to this Section 4.19 to avoid a conflict of interest, to protect attorney-client privilege or with respect to highly confidential information of third parties; provided that, for the avoidance of doubt, in all cases Credit Parties shall still be required to notify Agent of all meetings under clause (a) above regardless of whether Agent and/or its designees are excluded from such meeting or portion of such meeting and provide Agent (together with such notice) the criteria pursuant to which Agent and/or its designees are being excluded from such meeting.”

3. Representations and Warranties; Reaffirmation of Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Each Credit Party reaffirms its obligations under each Security Document, including each Australian Security Agreement and each Israeli Security Document, to which it is a party, and confirms and agrees that all security interests and Liens granted to the Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its reasonable discretion:

(a) Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Credit Party, Agent and the Lenders;

(b) Agent shall have received a duly executed copy of Amendment No. 1 to Credit, Security and Guaranty Agreement (Term Loan), dated as of the date hereof, in respect of the Affiliated Credit Agreement;

(c) Agent shall have received from the Credit Parties updated versions of Schedule 3.19, Schedule 5.14, Schedule 9.2(b) and Schedule 9.2(d), in form and substance reasonably satisfactory to Agent, in each case, correcting all outdated, inaccurate, incomplete or misleading information;

(d) Agent shall have received from the Credit Parties all of the fees due on the First Amendment Effective Date pursuant to the Credit Agreement;

(e) all representations and warranties of Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Revolving Loan)

(f) prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.

5. Costs and Fees. Borrowers agree to promptly pay, or reimburse promptly following demand for, all reasonable and documented costs and expenses of Agent (including, without limitation, the reasonable and documented fees, costs and expenses of counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby, subject to and in accordance with Section 13.14 of the Credit Agreement.

6. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Credit Party, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly). Each Credit Party acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

7. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8. Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Revolving Loan)

9. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

(b) Governing Law. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(d) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.

(f) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(g) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Revolving Loan)

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST,
as Agent

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

By:
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures Continue on Following Page]

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Revolving Loan)

LENDERS:	MIDCAP FUNDING IV TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

By:
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures Continue on Following Page]

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Revolving Loan)

BORROWERS:	KEYSTONE DENTAL, INC.

By:
	Name:	Amnon Tamir
	Title:	CFO

GUARANTORS:	KEYSTONE DENTAL HOLDINGS, INC.

By:
	Name:	Amnon Tamir
	Title:	CFO

PALTOP ADVANCED DENTAL SOLUTIONS, LTD.

By:
Name:	Erez Cohen
Title:	General Manager

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Revolving Loan)

Executed by IMPLANT SOLUTIONS PTY LTD

ACN 126 288 864 in accordance with section 127 of the

Corporations Act 2001 (Cth):

Signature of Director	Signature of Director/Secretary

Amnon Tamir	Michael Tuckman
Name of Director	Name of Director/Secretary

Executed by IOS INNOVATIONS PTY LTD ACN

640 856 873 in accordance with section 127 of the

Corporations Act 2001 (Cth):

Signature of Director	Signature of Director/Secretary

Amnon Tamir	Michael Tuckman
Name of Director	Name of Director/Secretary

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Revolving Loan)

INTELLECTUAL PROPERTY (REGISTRATIONS AND APPLICATIONS)
Credit Party that is Owner of IP	Name / Identifier of IP	Type of IP (e.g., patent, TM, ©, mask work)	Matterid	Patent Number	Filing Date	Expiration Date	Country	Status
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002001	7,249,949	2004-06-29	2004-06-29	UNITED STATES	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002AT1	1763324	2005-06-23	2005-06-23	AUSTRIA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002AU1	2005267241	2005-06-23	2005-06-23	AUSTRALIA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002BE1	1763324	2005-06-23	2005-06-23	BELGIUM	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CA1	2562696	2005-06-23	2005-06-23	CANADA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CH1	1763324	2005-06-23	2005-06-23	SWITZERLAND	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CN1	ZL200580016480.X	2005-06-23	2005-06-23	CHINA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CN2	102512254 B	2005-06-23	2005-06-23	CHINA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CO1	1374	2005-06-23		COLOMBIA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CZ1	1763324	2005-06-23	2005-06-23	CZECH REPUBLIC	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002DE1	1763324	2005-06-23	2005-06-23	GERMANY	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002DK1	1763324	2005-06-23	2005-06-23	DENMARK	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002EP1	1763324	2005-06-23	2005-06-23	EUROPEAN PATENT CONVENTION	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002ES1	1763324	2005-06-23	2005-06-23	SPAIN	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002FI1	1763324	2005-06-23	2005-06-23	FINLAND	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002FR1	1763324	2005-06-23	2005-06-23	FRANCE	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002GB1	1763324	2005-06-23	2005-06-23	UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002GR1	3071244.B2	2005-06-23		GREECE	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002HK1	HK1104447	2005-06-23	2007-09-04	HONG KONG	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002HU1	1763324	2005-06-23	2005-06-23	HUNGARY	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002IE1	1763324	2005-06-23	2005-06-23	IRELAND	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002IL1	178624	2005-06-23	2005-06-23	ISRAEL	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002IT1	832021000098732	2005-06-23	2005-06-23	ITALY	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002JP1	4886683	2005-06-23	2005-06-23	JAPAN	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002KR1	10-1168454	2005-06-23	2005-06-23	SOUTH KOREA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002LU1	1763324	2005-06-23	2005-06-23	LUXEMBOURG	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962- 0002MC1	1763324	2005-06-23	2005-06-23	MONACO	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962- 0002MX1	255986	2005-06-23	2005-06-23	MEXICO	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002NL1	1763324	2005-06-23	2005-06-23	NETHERLANDS	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002PL1	1763324	2005-06-23	2005-06-23	POLAND	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002PT1	1763324	2005-06-23	2005-06-23	PORTUGAL	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002SG1	126168	2005-06-23	2005-06-23	SINGAPORE	ISSUED
Keystone Dental, Inc.	CARRY AND DRIVE DEVICE AND METHOD FOR DENTAL IMPLANT AND/OR COMPONENTS THEREOF	Patent	29962-0005002	8,029,282	2007-09-14	2005-08-10	UNITED STATES	ISSUED
Keystone Dental, Inc.	CARRY AND DRIVE DEVICE AND METHOD FOR DENTAL IMPLANT AND/OR COMPONENTS THEREOF	Patent	29962-0005CA1	2615812	2006-07-31	2006-07-31	CANADA	ISSUED
Keystone Dental, Inc.	CARRY AND DRIVE DEVICE AND METHOD FOR DENTAL IMPLANT AND/OR COMPONENTS THEREOF	Patent	29962-0005IL1	189412	2006-07-31	2008-02-10	ISRAEL	ISSUED
Keystone Dental, Inc.	CARRY AND DRIVE DEVICE AND METHOD FOR DENTAL IMPLANT AND/OR COMPONENTS THEREOF	Patent	29962-0005JP1	5094722	2006-07-31	2006-07-31	JAPAN	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018001	D612,055	2007-04-23		UNITED STATES	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018EU1	000594601-0001	2006-09-25		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018EU2	000594601-0002	2006-09-25		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018EU3	000594601-0003	2006-09-25		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018GB1	90005946010001	2006-09-25		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018GB2	90005946010002	2006-09-25		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018GB3	90005946010003	2006-09-25		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018IT1	0000090314	2005-09-26		ITALY	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0019EU1	000631601-0001	2006-12-01		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0019EU2	000631601-0002	2006-12-01		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0019GB1	90006316010001	2006-12-01		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0019GB2	90006316010002	2006-12-01		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0020EU1	000642145-0001	2006-12-21		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0020EU2	000642145-0002	2006-12-21		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0020GB1	90006421450001	2006-12-21		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0020GB2	90006421450002	2006-12-21		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	OSTEOINTEGRATIVE INTERFACE FOR IMPLANTABLE PROSTHESES AND A METHOD FOR THE TREATMENTOF THE OSTEOINTEGRATIVE INTERFACE	Patent	29962-0024DE1	60301796.7	2003-05-30	2003-05-30	GERMANY	ISSUED
Keystone Dental, Inc.	IMPRESSION CAP	Patent	29962-0027001	7,163,398	2002-03-13	2022-03-13	UNITED STATES	EXPIRED
Keystone Dental, Inc.	IMPLANT-DRIVER ASSEMBLY	Patent	29962-0028001	7,887,325	2008-04-04	2008-04-04	UNITED STATES	ISSUED
Keystone Dental, Inc.	urface Treatment For Metals, Particularly For Titanium, Alloys, Containing Titanium, Alloys Containing Titanium Oxides, For Medical, Surgical And Implantological Use	Patent	29962-0031EP1	2180083	2008-10-21		EUROPE	ISSUED
Keystone Dental, Inc.	SURFACE TREATMENT FOR TITANIUM, ALLOYS, CONTAINING TITANIUM, ALLOYS CONTAINING TITATNIUM OXIDES, FOR MEDICAL, SURGICAL AND IMPLANTOLOGICAL USE	Patent	29962-0031DE1	602008015841.1	2008-10-21		GERMANY	ISSUED
Keystone Dental, Inc.	SURFACE TREATMENT FOR TITANIUM, ALLOYS, CONTAINING TITANIUM, ALLOYS CONTAINING TITATNIUM OXIDES, FOR MEDICAL, SURGICAL AND IMPLANTOLOGICAL USE	Patent	29962-0031FR1	2180083	2008-10-21	2008-10-21	FRANCE	ISSUED
Keystone Dental, Inc.	SURFACE TREATMENT FOR TITANIUM, ALLOYS, CONTAINING TITANIUM, ALLOYS CONTAINING TITATNIUM OXIDES, FOR MEDICAL, SURGICAL AND IMPLANTOLOGICAL USE	Patent	29962-0031GB1	2180083	2008-10-21	2008-10-21	UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	SURFACE TREATMENT FOR TITANIUM, ALLOYS, CONTAINING TITANIUM, ALLOYS CONTAINING TITATNIUM OXIDES, FOR MEDICAL, SURGICAL AND IMPLANTOLOGICAL USE	Patent	29962-0031IT1	2180083	2008-10-21	2008-10-21	ITALY	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0033001	D612,055	2007-04-23		UNITED STATES	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002BR1	PI0509047-4	2005-06-23		BRAZIL	ISSUED
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53056082 (29962- 0094AU2)	2019101679	2019-11-07	2027-11-07	Australia (Innovation Patent)	Granted
Implant Solutions Pty Ltd	Scan gauge invention - Apparatus for facilitating acquisition of a scan and an intraoral scanning procedure	Patent	M53095602 (29962- 0091AU1)	2020102538 (Innovation Patent)	2020-09-30	2028-09-30	Australia	Granted
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Intraoral scan body	Patent	M53097500 (29962- 0096AU1)	202015430	2020-10-02	2030-10-02	Australia	Granted
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Dental instruments	Patent	M53122213 (29962- 0096EU1)	008484836-0001	2021-04-01	2026-04-01	European Community (EUIPO)	Granted
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Intraoral scan body	Patent	M53122226 (29962- 0096HK1)	2117803.7	2021-04-01	2046-04-01	Hong Kong	Granted
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Intraoral scan body	Patent	M53122252 (29962- 0096GB1)	6127816	2021-04-01	2046-03-31	United Kingdom	Granted
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53053547 (29962- 0094TW1)	108140464	2019-11-07	No estimate provided by Derwent or PatSnap	Taiwan	Pending
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53119132 (29962- 0094AU1)	2019317632	2019-11-07	No estimate provided by Derwent or PatSnap	Australia	Pending
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53119145 (29962- 0094EP1)	19848244	2019-11-07	No estimate provided by Derwent or PatSnap	European Patent Convention	Pending
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53119158 (29962- 0094JP1)	2021-520310	2019-11-07	PatSnap provides no estimated expiration date for AU2018904243	Japan	Pending
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53119171 (29962- 0094NZ1)	774413	2019-11-07	PatSnap provides no estimated expiration date for AU2018904243	New Zealand	Pending
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53119184 (29962- 0094US1)	17/286706	2019-11-07	No estimate provided by Derwent or PatSnap	United States of America	Pending
Implant Solutions Pty Ltd	Dental Jig invention - Denture preparation assembly, method and apparatus	Patent	M53140283 (29962- 0095AU1)	2020232981	2020-03-06	No estimate provided by Derwent or PatSnap	Australia	Pending
Implant Solutions Pty Ltd	Dental Jig invention - Denture preparation assembly, method and apparatus	Patent	M53140296 (29962- 0095EP1)	20766705.6	2020-03-06	EP3934565 (not yet published – European Patent Register link)	Europe	Pending
Implant Solutions Pty Ltd	Dental Jig invention - Denture preparation assembly, method and apparatus	Patent	M53140309 (29962- 0095JP1)	2021-547840	2020-03-06	Not listed in the JPO’s site yet	Japan	Pending
Implant Solutions Pty Ltd	Dental Jig invention - Denture preparation assembly, method and apparatus	Patent	M53140322 (29962- 0095NZ1)	779047	2020-03-06	NZ779047 (National Phase entry of PCT – link here)	New Zealand	Pending
Implant Solutions Pty Ltd	Dental Jig invention - Denture preparation assembly, method and apparatus	Patent	M53140335 (29962- 0095US1)	17/433457	2020-03-06	Unable to locate in Derwent, PatSnap or USPTO Public Pair	United States of America	Pending
Implant Solutions Pty Ltd	Scan gauge invention - Apparatus for facilitating acquisition of a scan and an intraoral scanning procedure	Patent	M53101010 (29962- 0091TW)	109138152	2020-11-03	PatSnap provides no estimated expiration date for AU 2019904154	Taiwan	Pending
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Intraoral scan body	Patent	M53122239 (20443- 0096001)	29/776891	2021-04-01	Design Patent Application Number – not available in public PAIR yet	United States of America	Pending
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Intraoral scan body	Patent	M53122265 (20443- 0096JP1)	2021-006954	2021-04-01	2046-04-01	Japan	Pending
Paltop Advanced Dental Solutions Ltd	Dental Implant	Patent	15/440,462	8731310,987,201	2017-02-23		United States of America	Issued
Paltop Advanced Dental Solutions Ltd	Implant Placement Key	Patent	15/906,081	8972510,792,132	2018-02-27		United States of America	Issued
Paltop Advanced Dental Solutions Ltd	Drilling Guide	Patent	16/020,332	9003810,987,196	2018-06-27		United States of America	Issued
Keystone Dental, Inc.	KEY-PLAN	Trademark		2087999	2021-03-26		CA	Pending
Keystone Dental, Inc.	KEY-PLAN	Trademark		18415847	2021-03-03	2031-03-03	EU	Registered
Keystone Dental, Inc.	GENESIS	Trademark		35478532	2018-12-21		CN	Abandoned
Keystone Dental, Inc.	MOLARIS	Trademark		90/655735	2021-04-19	2028-02-02	US	Registered
Keystone Dental, Inc.	I-HEXMRT	Trademark		1957785	2019-04-17		CA	Pending
Keystone Dental, Inc.	GENESIS	Trademark		17917568	2018-06-14	2028-06-14	EU	Registered
Keystone Dental, Inc.	GENESIS	Trademark		32077040	2018-07-05		CN	Abandoned
Keystone Dental, Inc.	GENESIS	Trademark		3697685	2021-09-20	2031-09-20	GB	Registered
Keystone Dental, Inc.	DYNACORE	Trademark		1929267	2018-11-07	2031-11-23	CA	Registered
Keystone Dental, Inc.	TI-LOBE TITE	Trademark		88/698026	2019-11-19	26-07-2027	US	Registered
Keystone Dental, Inc.	K-LEAN	Trademark		88/712316	2019-12-02		US	Pending
Keystone Dental, Inc.	WE FOLLOW SCIENCE	Trademark		88/712318	2019-12-02		US	Pending
Keystone Dental, Inc.	DIVA	Trademark		2001172	2019-12-13		CA	Pending
Keystone Dental, Inc.	DIVA	Trademark		88/725261	2019-12-12		US	Pending
Keystone Dental, Inc.	GENESIS THE BIOMIMETIC IMPLANT SYSTEM	Trademark		77/949640	2010-03-03	2032-01-31	US	Registered
Keystone Dental, Inc.	BIOSPARK	Trademark		9222929	2011-03-17	2022-04-14	CN	Abandoned
Keystone Dental, Inc.	STAGE-1	Trademark		2814127	2002-08-14	2022-08-14	EU	Abandoned
Keystone Dental, Inc.	STAGE-1	Trademark		50107/2002	2002-08-15	2022-08-15	CH	Abandoned
Keystone Dental, Inc.	ANATITE	Trademark		40-2011-0012891	2011-03-14	2022-08-24	KR	Abandoned
Keystone Dental, Inc.	BIOSPARK	Trademark		40-2011-0013195	2011-03-15	2022-08-24	KR	Abandoned
Keystone Dental, Inc.	CALFORMA	Trademark		1250328	2005-03-11	2022-10-18	CA	Abandoned
Keystone Dental, Inc.	SMARTER THINKING. SIMPLER DESIGN	Trademark		85/444120	2011-10-11	2023-01-08	US	Registered
Keystone Dental, Inc.	STAGE-1	Trademark		585335	2003-01-27	2023-01-27	MX	Registered
Keystone Dental, Inc.	TILOBEMAXX	Trademark		86/924908	2016-03-01	2023-05-21	US	Registered
Keystone Dental, Inc.	PRIMASOLO	Trademark		1259438	2005-05-31	2023-10-24	CA	Registered
Keystone Dental, Inc.	PRIMACONNEX	Trademark		1259439	2005-05-31	2023-11-04	CA	Registered
Keystone Dental, Inc.	PALTOP	Trademark		87/570958	2017-08-16	2023-11-13	US	Registered
Keystone Dental, Inc.	GENESIS THE BIOMIMETIC IMPLANT SYSTEM & DESIGN	Trademark		85/154709	2010-10-18	2023-11-19	US	Registered
Keystone Dental, Inc.	KEYSTONE	Trademark		87/361863	2017-03-07	2023-05-29	US	Registered
Keystone Dental, Inc.	PRIMA PLUS	Trademark		87/863775	2018-04-04	2024-02-21	US	Registered
Keystone Dental, Inc.	GENESIS	Trademark		87/761042	2018-01-18	2023-02-21	US	Registered
Keystone Dental, Inc.	RESTORE	Trademark		197563	1994-04-28	2024-04-28	MX	Registered
Keystone Dental, Inc.	PRIMA	Trademark		87/446220	2017-05-11	2024-04-30	US	Registered
Keystone Dental, Inc.	RESTORE	Trademark		RM1994C002159	1994-05-16	2024-05-16	IT	Registered
Keystone Dental, Inc.	BIOSPARK	Trademark		85/131895	2010-09-17	2024-05-27	US	Registered
Keystone Dental, Inc.	ANATITE	Trademark		85/131880	2010-09-17	2024-05-27	US	Registered
Keystone Dental, Inc.	SUPERCAT	Trademark		3364792	2002-11-11	2024-08-21	CN	Registered
Keystone Dental, Inc.	RESTORE	Trademark		74/471499	1993-12-16	2024-12-27	US	Registered
Keystone Dental, Inc.	DYNACORE	Trademark		88/190786	2018-11-12	2025-04-08	US	Registered
Keystone Dental, Inc.	PRIMASOLO	Trademark		4466521	2005-06-01	2025-06-01	EU	Registered
Keystone Dental, Inc.	PRIMACONNEX	Trademark		4466538	2005-06-01	2025-06-01	EU	Registered
Keystone Dental, Inc.	TILOBE	Trademark		1336453	2007-02-22	2025-06-21	CA	Registered
Keystone Dental, Inc.	RESTORE	Trademark		40-1994-0021402	1994-05-30	2026-01-16	KR	Registered
Keystone Dental, Inc.	I-HEXMRT	Trademark		88/387869	2019-04-16	2026-06-08	US	Registered
Keystone Dental, Inc.	PRIMACONNEX	Trademark		78/531583	2004-12-13	2026-09-05	US	Registered
Keystone Dental, Inc.	PRIMASOLO	Trademark		78/531560	2004-12-13	2026-09-05	US	Registered
Keystone Dental, Inc.	TILOBE	Trademark		5704002	2007-02-21	2027-02-21	EU	Registered
Keystone Dental, Inc.	TILOBE	Trademark		838429	2007-02-23	2027-02-23	MX	Registered
Keystone Dental, Inc.	RESTORE	Trademark		274576	1994-05-18	2027-06-23	CL	Registered
Keystone Dental, Inc.	TILOBE	Trademark		2007-015603	2007-02-23	2027-07-06	JP	Registered
Keystone Dental, Inc.	TILOBE	Trademark		96008889	2007-02-27	2027-11-30	TW	Registered
Keystone Dental, Inc.	TILOBE	Trademark		40-2007-0010379	2007-02-23	2027-12-17	KR	Registered
Keystone Dental, Inc.	GENESIS	Trademark		74150/2018	2018-06-04	2028-06-04	CH	Registered
Keystone Dental, Inc.	TILOBE	Trademark		764039	2007-02-26	2028-07-10	CL	Registered
Keystone Dental, Inc.	TILOBE	Trademark		78/964909	2006-08-31	2028-12-09	US	Registered
Keystone Dental, Inc.	DYNAMATRIX	Trademark		77/470114	2008-05-09	2029-09-08	US	Registered
Keystone Dental, Inc.	GENESIS	Trademark		884703	1998-07-16	2029-10-28	CA	Registered
Keystone Dental, Inc.	GENESIS	Trademark		2019/117377	2019-11-25	2029-11-25	TR	Registered
Keystone Dental, Inc.	Genesis The Biomimetic Implant System & design	Trademark		9045097	2010-04-21	2030-04-21	EU	Registered
Keystone Dental, Inc.	GENESIS THE BIOMIMETIC IMPLANT SYSTEM	Trademark		1983943	2019-09-06	2030-09-23	CA	Registered
Keystone Dental, Inc.	GENESIS	Trademark		1900450	2018-05-23	2030-12-15	CA	Registered
Keystone Dental, Inc.	PALTOP	Trademark		236203	2011-03-03	2031-03-03	IL	Registered
Keystone Dental, Inc.	ANATITE	Trademark		9802562	2011-03-11	2031-03-10	GB	Registered
Keystone Dental, Inc.	ANATITE	Trademark		9802562	2011-03-11	2031-03-11	EU	Registered
Keystone Dental, Inc.	BIOSPARK	Trademark		9808247	2011-03-14	2031-03-13	GB	Registered
Keystone Dental, Inc.	BIOSPARK	Trademark		9808247	2011-03-14	2031-03-14	EU	Registered
Keystone Dental, Inc.	TILOBEMAXX	Trademark		1788789	2016-06-27	2032-11-10	CA	Registered
Keystone Dental, Inc.	BIOSPARK	Trademark		909808247	2011-03-14	2031-03-14	GB	Registered
Keystone Dental, Inc.	GENESIS THE BIOMIMETIC IMPLANT SYSTEM	Trademark		909045097	2010-04-21	2030-04-21	GB	Registered
Keystone Dental, Inc.	PRIMACONNEX	Trademark		904466538	2005-06-01	2025-06-01	GB	Registered
Keystone Dental, Inc.	PRIMASOLO	Trademark		904466521	2005-06-01	2025-06-01	GB	Registered

Keystone Dental, Inc.	STAGE-1	Trademark	902814127	2002-08-14		GB	Abandoned
Keystone Dental, Inc.	TILOBE	Trademark	905704002	2007-02-21	2027-02-21	GB	Registered
Keystone Dental, Inc.	QUICK-CAP	Trademark	76425572	2002-06-25		US	Registered
Keystone Dental, Inc.	RESTORE	Trademark	902255686	2014-04-23	2024-04-23	IT	Registered
Keystone Dental, Inc.	DYNAFIBER	Trademark		2022-02-07		CA	Pending
Keystone Dental, Inc.	GENESIS ACTIVE	Trademark		2022-11-22		US	Pending
Keystone Dental, Inc.	DYNAFIBER	Trademark	97252730	2022-02-03		U.S.	Pending
Implant Solutions Pty Ltd	Biaxial	ORG (Trademark)	1933584	2018-06-13	2018-06-13	Australia	Registered
Implant Solutions Pty Ltd	Just in Time	ORG (Trademark)	2130594	2020-10-30	2020-10-30	Australia	Registered
Implant Solutions Pty Ltd	NEXUS	ORG (Trademark)	2251183	2022-03-02		Australia	Pending
Implant Solutions Pty Ltd	Nexus iOS	DIV (Trademark)	2182200	2020-10-08	2020-10-08	Australia	Registered
Implant Solutions Pty Ltd	Nexus iOS	ORG (Trademark)	2126993	2020-10-08		Australia	Accepted
Implant Solutions Pty Ltd	Nexus iOS (Logo)	Trademark				Australia	Pending
Implant Solutions Pty Ltd	Nexus iOS (Logo)	Trademark				Australia	Pending
Implant Solutions Pty Ltd	Nexus iOS (Logo)	Trademark				Australia	Pending
Implant Solutions Pty Ltd	Nexus Suprastructures	ORG (Trademark)	2126998	2020-10-08		Australia	Accepted
Implant Solutions Pty Ltd	Nexus Suprastructures	DIV (Trademark)	2182197	2020-10-08	2020-10-08	Australia	Registered
Implant Solutions Pty Ltd	Osteon Medical Logo	ORG (Trademark)	1933583	2018-06-13	2018-06-13	Australia	Registered
Implant Solutions Pty Ltd	Overlapping Triangle Logo	ORG (Trademark)	2275290	2022-06-15		Australia	Accepted
Implant Solutions Pty Ltd	Biaxial	PROT (Trademark)	1598224	2021-05-27	2021-05-27	China	Registered
Implant Solutions Pty Ltd	Just in Time	Trademark				China	Pending
Implant Solutions Pty Ltd	Just in Time	Trademark				China	Pending
Implant Solutions Pty Ltd	Osteon Medical Logo	Trademark				China	Pending
Implant Solutions Pty Ltd	Osteon Medical Logo	Trademark				China	Pending
Implant Solutions Pty Ltd	Osteon Medical Logo	Trademark				China	Pending
Implant Solutions Pty Ltd	Biaxial	PROT (Trademark)	1598224	2021-05-27	2021-05-27	European Union	Registered
Implant Solutions Pty Ltd	Just in Time	PROT (Trademark)	1597936	2021-05-27	2021-05-27	European Union	Registered
Implant Solutions Pty Ltd	NEXUS	PROT (Trademark)	1684234	2022-08-17		European Union	Accepted
Implant Solutions Pty Ltd	Nexus iOS	PROT (Trademark)	1603615	2021-06-30	2021-06-30	European Union	Registered
Implant Solutions Pty Ltd	Nexus Suprastructures	PROT (Trademark)	1603679	2021-06-30	2021-06-30	European Union	Registered
Implant Solutions Pty Ltd	Osteon Medical Logo	PROT (Trademark)	1599778	2021-05-27	2021-05-27	European Union	Registered
Implant Solutions Pty Ltd	Overlapping Triangle logo	PROT (Trademark)	1678016	2022-07-05		European Union	Accepted
Implant Solutions Pty Ltd	Biaxial	ORG (Trademark)	1598224	2021-05-27	2021-05-27	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Just in Time	ORG (Trademark)	1597936	2021-05-27	2021-05-27	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	NEXUS	ORG (Trademark)	1684234	2022-08-17	2022-03-02	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Nexus iOS	ORG (Trademark)	1603615	2021-06-30	2021-06-30	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Nexus Suprastructures	ORG (Trademark)	1603679	2021-06-30	2021-06-30	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Osteon Medical Logo	ORG (Trademark)	1599778	2021-05-27	2021-05-27	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Overlapping Triangle Logo	ORG (Trademark)	1678699	2022-07-20		International Bureau (WIPO)	Pending
Implant Solutions Pty Ltd	Overlapping Triangle logo	ORG (Trademark)	1678016	2022-07-05	2022-07-05	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Biaxial	PROT (Trademark)	1182226	2021-05-27	2021-05-27	New Zealand	Registered
Implant Solutions Pty Ltd	Just in Time	PROT (Trademark)	1182148	2021-05-27	2021-05-27	New Zealand	Registered
Implant Solutions Pty Ltd	NEXUS	PROT (Trademark)	1220044	2022-08-17		New Zealand	Pending
Implant Solutions Pty Ltd	Nexus iOS	PROT (Trademark)	1184858	2021-06-30	2021-06-30	New Zealand	Registered
Implant Solutions Pty Ltd	Nexus Suprastructures	PROT (Trademark)	1184779	2021-06-30	2021-06-30	New Zealand	Registered
Implant Solutions Pty Ltd	Osteon Medical Logo	PROT (Trademark)	1182890	2021-05-27	2021-05-27	New Zealand	Registered
Implant Solutions Pty Ltd	Overlapping Triangle logo	PROT (Trademark)	1217381	2022-07-05		New Zealand	Pending
Implant Solutions Pty Ltd	Biaxial	PROT (Trademark)	1598224	2021-05-27	2021-11-11	United Kingdom	Registered
Implant Solutions Pty Ltd	Just in Time	PROT (Trademark)	WO0000001597936	2021-05-27	2021-05-27	United Kingdom	Registered
Implant Solutions Pty Ltd	NEXUS	PROT (Trademark)	1684234	2022-08-17		United Kingdom	Pending
Implant Solutions Pty Ltd	Nexus iOS	PROT (Trademark)	1603615	2021-06-30	2021-06-30	United Kingdom	Registered
Implant Solutions Pty Ltd	Nexus Suprastructures	PROT (Trademark)	1603679	2021-06-30	2021-06-30	United Kingdom	Registered
Implant Solutions Pty Ltd	Osteon Medical Logo	PROT (Trademark)	1599778	2021-05-27	2021-05-27	United Kingdom	Registered
Implant Solutions Pty Ltd	Overlapping Triangle logo	PROT (Trademark)	1678016	2022-07-05	2022-07-05	United Kingdom	Registered
Implant Solutions Pty Ltd	Biaxial	PROT (Trademark)	79313879	2021-05-27		United States of America	Accepted
Implant Solutions Pty Ltd	Just in Time	PROT (Trademark)	79313779	2021-05-27	2021-05-27	United States of America	Registered
Implant Solutions Pty Ltd	NEXUS	PROT (Trademark)	79350164	2022-08-17		United States of America	Pending
Implant Solutions Pty Ltd	Nexus iOS	PROT (Trademark)	79316234	2021-06-30	2021-06-30	United States of America	Registered
Implant Solutions Pty Ltd	Nexus iOS	PROT (Trademark)	90736553	2021-05-26		United States of America	Allowed
Implant Solutions Pty Ltd	Nexus Suprastructures	PROT (Trademark)	79316255	2021-06-30	2021-06-30	United States of America	Registered
Implant Solutions Pty Ltd	NEXUS SUPRASTRUCTURES	PROT (Trademark)	90736537	2021-05-26		United States of America	Allowed
Implant Solutions Pty Ltd	Osteon Medical Logo	PROT (Trademark)	79314551	2021-05-27		United States of America	Accepted
Implant Solutions Pty Ltd	Overlapping Triangle logo	PROT (Trademark)	79347498	2022-07-05		United States of America	Pending
Implant Solutions Pty Ltd	NEXUS IOS INNOVATIVE IOS TECHNOLOGIES	Trademark	2126996			Australia	Pending

Schedule 5.14 — Deposit Accounts and Securities Accounts

[***]

Schedule 9.2(b) – Collateral Information

Filing Offices

Keystone Dental Holdings, Inc.	- Secretary of State of the State of Delaware

Keystone Dental, Inc.	- Secretary of State of the State of Delaware

US IP Collateral	- United States Patent and Trademark Office

Registered Office and Principal Place of Business of Each Loan Party and its Subsidiaries

Keystone Dental Holdings, Inc.

154 Middlesex Turnpike

Burlington, MA 01803

Keystone Dental Inc.

154 Middlesex Turnpike

Burlington, MA 01803

Southern Implants, Inc. (dormant)

154 Middlesex Turnpike

Burlington, MA 01803

SBT Dental LLC (dormant)

154 Middlesex Turnpike

Burlington, MA 01803

Paltop USA, Inc

154 Middlesex Turnpike

Burlington, MA 01803

Paltop Advanced Dental Solutions, Ltd.

Hashita 5 Caesarea

Caesarea Israel

Implant Solutions Pty Ltd (trading as Osteon Medical)

759-767 Springvale Road, Mulgrave, Victoria, 3170,

Australia

IOS Innovations Pty Ltd

759-767 Springvale Road, Mulgrave, Victoria, 3170,

Australia

Osteon Digital Japan [Co., Ltd].

3-5-4 Nagayoshi Kawanabe, Hirano-ku, Osaka-shi,

Osaka, Japan

Osteon Medical Europe SAS

11 Rue Des Aulnes – 69410 Champagne Au Mont

D’Or, France

Locations of Collateral and Books and Records

Leased business location operated by Credit Parties

154 Middlesex Turnpike

Burlington, MA 01803

Leased business location operated by Credit Parties

13645 Alton Parkway, Unit A

Irvine, CA 92618

Leased business location operated by Credit Parties

175 Technology Drive, Suite 175

Irvine, CA 92618

Leased business location operated by Credit Parties

Hashita 5 Caesarea

Caesarea Israel

Leased business location operated by Credit Parties

759-767 Springvale Road, Mulgrave, Victoria, 3170,

Australia

Schedule 9.2(d) – Chattel Paper, Letter of Credit Rights, Commercial Tort Claims, Instruments, Documents, Investment Property

None.